venaxis®

Canaccord Genuity 34th Annual Growth Conference
August 14, 2014


APPY 1
by Venaxis
APPY 1

venaxis®

Nasdaq: ***APPY***

Important Cautions Regarding Forward-Looking Statements

Certain statements made in this presentation are "forward-looking statements" of Venaxis, Inc. ("Venaxis") as defined by the Securities and Exchange Commission ("SEC"). All statements, other than statements of historical fact, included in this presentation that address activities, events or developments that Venaxis believes or anticipates will or may occur in the future are forward-looking statements. These statements are based on certain assumptions made based on experience, expected future developments and other factors Venaxis believes are appropriate in the circumstances. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of Venaxis. Investors are cautioned that any such statements are not guarantees of future performance. Actual results or developments may differ materially from those projected in the forward-looking statements as a result of many factors, including our ability to successfully complete required product development and modifications in a timely and cost effective manner, complete clinical trial activities for the *APPY*1™ Test required for FDA submission, obtain FDA clearance or approval, maintain CE Mark, cost effectively manufacture and generate revenues from the *APPY*1 products at a profitable price point, execute agreements required to successfully advance the company's objectives, retain the management team to advance the products, overcome adverse changes in market conditions and the regulatory environment, obtain and enforce intellectual property rights, and realize value of intangible assets. Furthermore, Venaxis does not intend (and is not obligated) to update publicly any forward-looking statements. The contents of this presentation should be considered in conjunction with the risk factors contained in Venaxis' recent filings with the SEC, including its Form 10-K for the period ended December 31, 2013 and its most recent 10-Q for the period ended June 30, 2014.

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Investment Highlights

1. The *APPY*1 Test* is the first multi-marker blood test to aid in the diagnosis of acute appendicitis
2. Successful clinical trial results
3. Submission accepted by FDA for review
4. "Razor-Razor Blade" revenue model
5. Planned menu expansion


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*The *APPY*1 Test is under FDA review and is currently not available for sale in the U.S.

Pathophysiology of Appendicitis



Clinical Conundrum


Early Stage Inflamation
Late Stage Inflamation
Perforated Appendix



[1]

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Current Workflow Very Imaging Intense



Patient presents at Emergency Department
Preliminary clinical assessment
High risk for AA
Surgery
Target population
Low / Moderate risk for AA
CBC (and other labs)
Ultrasound
CT Scan
Observation
Minimal risk for AA
Observation
Discharged

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Significant Problems with Imaging

1 CT Scan

- **Radiation**
  - Risk of malignancy later in life (greater risk for children)[1,2,3]
- **Inefficiency**
  - Prolonged emergency department (ED) stays/treatment delays[4]
  - Contributes to ED crowding, which contributes to medical errors[5]

2 Ultrasound

- **Inconsistency**
  - 48% visualization rate[6] (meta-analysis, 10 pediatric academic tertiary care centers)
- **Poor Sensitivity**
  - Range: 35-86%[6]
- **Availability**
  - Only 46% of community hospital physicians (64% academic / children's) report having access to 24/7 ultrasound[9]

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A Single CT Scan Significantly Increases Cancer Risk

Lifetime Attributable Risk of Death from Cancer per Million Patients Exposed to 10mCy[1]



Risk of Death from Cancer
500
400
300
200
100
0
Lung cancer
Colon cancer
0
20
40
60
80
Age at Exposure (yr)

According to a study recently published in JAMA

"approximately 4,870 future cancers could be induced by pediatric CT scans each year"[2]

"For girls, a radiation induced solid cancer is projected to result from every 300-390 abdomen/pelvis scans...., depending on age"[2]

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Significant Need for an Objective, Actionable Blood Test

Estimated 22 million emergency visits for abdominal pain in U.S. and Europe annually[1,2]

Objective Data	*High Negative Predictive Value*	*Rapid Results Turnaround*

APPY1


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The APPY1 Test – Designed to Aid in the Rule out of Appendicitis

Multi-marker blood test: MRP8/14, CRP, WBC

Immunoassay quantitatively measures MRP 8/14 and CRP


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***APPY*1 Test result using proprietary algorithm**

Hospital lab WBC value entered into instrument

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Benefits of a Multi-Marker Approach


Neutrophil Activation
Cell Recruitment
Neutrophil Proliferation
Appendix
Heterodimer
Leukocytosis
Cytokine Signaling
Bone Marrow
Appendix
White Blood Cells
Acute Phase Response
Cytokine Signaling
Appendix
Liver
Acute Phase Proteins

MRP 8/14 **WBC** **C-Reactive Protein**

Three markers combined using a **proprietary patient assessment algorithm** to generate the **qualitative *APPY*1 Test result.**


APPY Reader
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APPY1

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Clinical Study Results Exceed Expectations

	Pilot Study (CP-11)	Clinical Trial Results (CP-12)
Subjects	503	1887
NPV Probability that a patient with a negative test result will not have the disease	**97%** (92.9-98.7)	**97%** (95.5-98.3)
Sensitivity	**96.5%** (92.1 – 98.5)	**96.9%** (94.9 – 98.1)
Specificity	**43.2%** (38.2 – 48.3)	**37.8%** (35.3 – 40.4)
Prevalence	**29%** (24.9-32.7)	**25%** (23.4-27.3)

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Appendicitis Work-Up with the *APPY1* Test


High risk for AA
Surgery
Target population
Patient presents at Emergency Department
Preliminary clinical assessment
Low / Moderate risk for AA
APPY1 Test
Non-Informative for Appendicitis
Current hospital protocols
Negative, Low Probability for Appendicitis
*Consider conservative management
Minimal risk for AA
Observation
Discharged

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*In conjunction with other clinical signs and symptoms.

Potential Power of Negative *APPY1* Test Result

Pilot Study Results



Subjects Enrolled
N = 503
Home
n = 63
Imaging
n = 397
Surgery
n = 43
Appendicitis
n = 0
No Appendicitis
n = 63
n = 309
n = 88
Appendicitis
n = 41
No Appendicitis
n = 2
Ultrasound / Other n = 309
n = 97
AA+ n = 21
AA– n = 76
CT Scan n = 185 (total)
Home
AA+ n = 0
AA– n = 157
Surgery
AA+ n = 50
AA– n = 5
Home
AA+ n = 5
AA– n = 128
Surgery
AA+ n = 48
AA– n = 4
Patients underwent US but did not have appendicitis
46% were negative by APPY1 Test
Patients underwent CT but did not have appendicitis
43% were negative by APPY1 Test

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AA+ = Acute Appendicitis AA– = No Acute Appendicitis

2014 *APPY1* Regulatory Update/Timeline

January Completion of patient enrollment

March Filing of a 510(k) premarket submission and request for concurrent *de novo* determination

July Press release announcing the FDA Additional Information (AI) request

August Call with the FDA to discuss questions and comments

Agreement on following actions:

1. Venaxis product insert and training materials to be field tested with clinicians to ensure compliance with intended use
1. Some additional analytical work on *APPY1* to satisfy FDA requirements

Q4 2014 Planned supplemental filing to the FDA

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Large Market Potential for the *APPY1* Test

U.S.[1]

10.4 million ED visits for abdominal pain

7.5 million blood tests (CBC) for abdominal pain

1 million blood tests age 2 – 20

Europe[2]

11.8 million ED visits for abdominal pain

8.6 million blood tests (CBC) for abdominal pain

2 million blood tests age 2 – 20

Total Addressable Market



APPY1 Test

Initial Target Market

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Go to Market Strategy



U.S.

- Under FDA Review
- Direct Sales Approach
  - 2 senior hires (Q2)
  - 8 direct reps later 2014
- Market Development Underway
  - KOLs
  - Profiling of top 2500 hospitals
  - Engaging hospital systems



EU

- CE Marked
- Hybrid Direct Sales and Distribution
  - 2 senior hires
  - Country specific distributors
- Market Development Underway
  - Country specific studies
  - Distributor purchases
  - 2 exclusive distributors- Benelux and Spain

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Market Development "Learnings" Reinforce Need for the *APPY1* Test

U.S.

- Workup of patients includes intense use of imaging
- Ultrasound – large hospitals/academic medical centers
  - Poor sensitivity (visualization) leads to many follow-up CT scans
  - Not available 24/7
- CT scans – community hospitals
  - Low yield – typically 80% negative
- Significant need to improve ED throughput

EU

- CT is less utilized but ultrasound problematic
- Significant patient time under observation
- Many abdominal pain patients admitted to hospital
- Significant need to better utilize limited funds
  - Hospitals typically operate under annual fixed budget

APPYAnalytics: Potential Impact on Imaging

- Using data collected at the hospital, the impact of the *APPY*1 Test is assessed using sophisticated analytics
- Assesses up to 9 clinical and economic outcomes

*APPY*Analytics™
Results



Imaging:
Impact on Annual Number of Procedures
Number of Procedures
1000
900
800
700
600
500
400
300
200
100
0
123
818
67
545
Current Practice
APPY1 Practice
CT Scans*
Ultrasound

56 fewer CT scans
46% reduction
273 fewer Ultrasounds
33% reduction

450-bed community hospital

Total number of images annually

ANNUAL	Current Practice	*APPY*1 Practice	Potential Reduction	% Reduction
CT Scans*	123	67	**56**	**46%**
Ultrasound	818	545	**273**	**33%**

* Number of prevented future deaths from CT radiation 0.03
* Number of life days gained from each CT avoided 2.1

[Ref 4: Miglioretti et al., JAMA 2013]

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*APPY*Analytics: Demonstrates Potential to Reduce ED Length of Stay

*APPY*Analytics™
Results


Time Spent in the ED:
Impact on Annual Number of Hours Spent in the ED
5000
4500
4000
3500
3000
2500
2000
1500
1000
500
0
Hours
4569
3792
Current Practice
APPY1 Practice

777 Hours Saved
17% reduction

450-bed community hospital

Total number of hours spent in the ED annually

ANNUAL	Current Practice	APPY1 Practice	Potential Reduction	% Reduction
Number of annual hours spent in the ED	4569	3792	777	17%
Mean number of hours spent in the ED per patient	5.0	4.2	0.9	17%

Calculates change based on current and use of modified practice using the *APPY*1 Test

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Illustrative Revenue Opportunity

Initial Target Market*

(In thousands except for ASP)	Assumed % Penetration - Pediatrics (age 2-20)			
	5%	10%	20%	30%
United States ($75 - $85 USD ASP)				
Potential *APPY*1 Tests	50	100	200	300
U.S. Revenues	$3,750 - $4,250	$7,500 - $8,500	$15,000 - $17,000	$22,500 - $25,500
Europe ($60 - $70 USD ASP)[1,2]				
Potential *APPY*1 Tests	100	200	400	600
OUS Revenues	$6,000 - $7,000	$12,000 - $14,000	$24,000 - $28,000	$36,000 - $42,000
Total Potential Revenue	**$9,750 - $11,250**	**$19,500 - $22,500**	**$39,000 - $45,000**	**$58,500 - $67,500**

Note: The *APPY*1 Test is initially expected for use in pediatric patients (age 2-20). TAM is based upon total potential population. The *APPY*1 Test is under FDA review and is currently not available for sale in the U.S.

[1]ASP based on preliminary estimated revenues for our *APPY*1 products. Actual pricing has not yet been established.

[2]Represents estimated Venaxis sales price to distributors.

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***For illustrative purposes only and does not constitute a financial forecast or projection of future company performance**

Next Generation Product Development Underway

Clinical Samples → Biomarker Discovery → Assay Development → Algorithm Development → Clinical Trial → Regulatory Approvals

- Goals
  - Elevated specificity – greater clinical utility
  - Pediatric AND adult indication – larger market opportunity
  - Finger stick/whole blood – improved ease of use and adoption
- Strategy
  - Utilize over 2500 well-characterized samples for next generation development
  - Development partner – Somalogic Inc.
    - Over 1100 proteins screened – high potential of new, useful biomarkers

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Financial Information

Highlights (in millions)	As of 6/30/14
Cash Equivalents & Short Term Investments	$29.1
Total Assets	$33.2
Total Liabilities	$4.9
Working Capital	$27.8
Shares Outstanding	31
Current Market Cap	~55

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Source: APPY Form 10-Q for the period ending 6/30/14.

Experienced Management Team

Steve Lundy President & CEO	25 years commercial leadership in several high growth diagnostic companies resulting in combined exit value of >$1 billion
Don Hurd Senior Vice President & Chief Commercial Officer	30 years commercial leadership in medical diagnostic & device companies. Commercial experience in both large corporate companies and start up
Jeff McGonegal, CPA Chief Financial Officer	Former audit partner with national CPA firm for 20+ years, expertise in public company SEC reporting, financings and M&A
Glen Paul Freiberg, RAC Regulatory Affairs	Regulatory, quality, and clinical expertise, numerous 510(k) & PMA clearances/approvals; world-wide regulatory experience
Lyndal Hesterberg, Ph.D. R&D & Product Development	30 years experience in medical diagnostics industry including research, product development, clinical operations, and development and launch of multi-marker diagnostic tests

Board Members with Diagnostic Experience

Daryl J. Faulkner – Prior CEO Digene (acquired by QIAGEN), Invitrogen (merged w/ Life Technologies Corp.), Abbott Labs

John Landon – Prior Director of Digene, Chair of Cholestech (acquired by Alere), and VP & General Manager, DuPont Medical Products

Susan Evans – Former VP Scientific Affairs Beckman Coulter, Past President AACC (American Assoc. Clinical Chemistry)

Stephen Williams – Chief Medical Officer of SomaLogic, ex-Pfizer executive

venaxis

Investment Highlights

1. The *APPY*1 Test* is the first multi-marker blood test to aid in the diagnosis of acute appendicitis
2. Successful clinical trial results
3. Submission accepted by FDA for review
4. “Razor-Razor Blade” revenue model
5. Planned menu expansion


venaxis

*The *APPY*1 Test is under FDA review and is currently not available for sale in the U.S.

References

Slide 6

[1]Brennan GDM. Pediatric appendicitis: pathophysiology and appropriate use of diagnostic imaging. Can J Emerg Med 2006;8(6):425-32.
[2]Berrington de González A, Mahesh M, Kim K-P, et al. Projected cancer risks from computed tomographic scans performed in the United States in 2007. Arch Intern Med. 2009;169:2071-2077.
[3]Brenner, et al. Estimated Risks of Radiation- Induced Fatal Cancer from Pediatric CT. AJR 2001;176:289–296.
[4]Davis, et al. Factors affecting ED length-of-stay in surgical critical care patients.. Am J Emerg Med. 1995 Sep;13(5):495-500.
[5]Epstein, et al. Emergency department crowding and risk of preventable medical errors. Intern Emerg Med. 2012 Apr;7(2):173-80.
[6]Mittal, et al. Performance of Ultrasound in the Diagnosis of Appendicitis in Children in a Multicenter Cohort. Acad Emerg Med. 2013 July;20(7):697-702.
[7]Howell, et al. Clinical Policy: Critical Issues in the Evaluation and Management of Emergency Department Patients With Suspected Appendicitis. Ann Emerg Med. 2010;55:71-116.
[8]Brown, et al. An Epidemiologic Study of Closed Emergency Department Malpractice Claims in a National Database of Physician Malpractice Insurers. Acad Emerg Med. 2010; 17:553–560.
[9]Venaxis Physician Survey, American College of Emergency Physicians Meeting, October 2013.

Slide 7

[1]Brenner et al. New England Journal of Medicine. 2007; 357:2277-84.
[2]Miglioretti et al. JAMA Pediatr. 2013;167(8):700-707.

Slides 8 & 15

[1]Extracted From CDC data NHAMCS 2010 by Venaxis.
[2]EU Market Study 2012 by Venaxis, Inc. (Benelux, France, Italy, Germany, UK).

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